                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                               Moneyzone.com, Inc.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)

                               Moneyzone.com, Inc.
              ----------------------------------------------------
              (Name of Person(s) Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):
         [X]  No Fee Required.
         [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

                     Common Stock, par value $.15 per share
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         2) Aggregate number of securities to which transaction applies:

                     25,000,000 shares of Common Stock Outstanding
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                     N/A
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         4) Proposed maximum aggregate value of transaction:

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         5) Total Fee Paid.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
--------------------------------------------------------------------------------
         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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                               MONEYZONE.COM, INC.

                              INFORMATION STATEMENT

                            Mailing Date: 2002

                  We are not asking you for a proxy and you are
                        requested not to send us a proxy

         This Information Statement has been filed with the Securities and
Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Moneyzone.com, Inc. (the "Company") in connection with the prior approval by the board of directors of the Company, and receipt by the board of approval by written consent of the holders of a majority of the Company's outstanding shares of Common Stock, of resolutions to,

         1.       Forward split the shares of Common Stock of the Company on a five for one basis.

         2.       To approve the Agreement and Plan of Reorganization (the
"Agreement") and the transactions contemplated thereby, by and among the Company and Quicktest 5, Inc. ("Quicktest"); that the Company merge with Quicktest and take all necessary actions to complete such transaction (the "Merger"), including but not limited to the filing of the appropriate merger documents with the State of Delaware.

         3.       Amend the Certificate of Incorporation of the Company to
increase the total amount of the Company's authorized Common Stock, from
25,000,000 shares to 100,000,000 shares (the "Capital Stock Increase").

         4.       Amend the Certificate of Incorporation of the Company to
change the name of the Company to "QT 5, Inc.", or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of the Company, to any such other name that is approved by the board of directors in its sole discretion.

         5.       That, upon the closing and effectiveness of the merger,
Timothy J. Owens, Steven H. Reder, and Michael Kessler be nominated to serve on the Board of Directors of the Company until the next annual meeting of shareholders.

         The Company has obtained all necessary corporate approvals in connection with the foregoing actions and your consent is not required and is not being solicited in connection with the approval of the foregoing actions.
Section 228 of the Delaware General Corporation Law and the By-laws of the
Company provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

         We are sending this Information Statement to the Company's stockholders of record who owned common stock of the Company as of July 29, 2002 (the "Record
Date"). As of the Record Date, the Company had 600,000 shares of common stock issued and outstanding, and each share of Common Stock is entitled to one vote.

         The actions will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion.

         This Information Statement is dated ________, 2002 and is first being mailed to stockholders on or about ______, 2002.

         All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information
Statement is prepared and distributed by the Company.

         We Are Not Asking You For a Proxy and You Are Requested Not To Send Us
A Proxy.

Interest of Certain Persons in Matters to Be Acted Upon
-------------------------------------------------------

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the actions set forth herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

Certain Questions and Answers
-----------------------------

Q:   What am I being asked to Approve?

     A:  You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Stockholders holding a majority of the outstanding voting common stock of the Company have already agreed:

         1.       Forward split the shares of Common Stock of the Company on a five for one basis.

         2.       To approve the Agreement and Plan of Reorganization (the
"Agreement") and the transactions contemplated thereby, by and among the Company and Quicktest 5, Inc. ("Quicktest"); that the Company merge with Quicktest and take all necessary actions to complete such transaction (the "Merger"), including but not limited to the filing of the appropriate merger documents with the State of Delaware.

         3.       Amend the Certificate of Incorporation of the Company to
increase the total amount of the Company's authorized Common Stock, from
25,000,000 shares to 100,000,000 shares (the "Capital Stock Increase").

         4.       Amend the Certificate of Incorporation of the Company to
change the name of the Company to "QT5, Inc.", or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of the Company, to any such other name that is approved by the board of directors in its sole discretion.

         5.       That, upon the closing and effectiveness of the merger,
Timothy J. Owens, Steven H. Reder, and Michael Kessler be nominated to serve on the Board of Directors of the Company until the next annual meeting of shareholders.

Q:   Why have the board of directors agreed to approve these actions?

         A:   All of these actions are necessary to accomplish the terms of the
Agreement.

Q:   What are the basic terms of the transaction with Quicktest?

         A:   The Company will merge with and into Quicktest. In exchange for all the capital stock of Quicktest, the stockholders of Quicktest will receive such number of shares of our Common Stock representing approximately 90% of the outstanding shares of our Common Stock after giving effect to the terms of the
Agreement. You will retain all of your present stockholdings in the Company and are not required to do anything.

Q:   Will I recognize a gain or loss in connection with the transaction with
Quicktest?

         A:   No.

Q:   Do I have appraisal rights?

         A:       No. you are not entitled to appraisal rights under Delaware Law.

Q:   Are there any conditions to the transactions with Quicktest?

         A:       Yes. There are several conditions, including the following:
The Company must file all reports that are required to be filed with the
Securities and Exchange Commission; The approval of the stockholders of the
Company voting in favor of the Merger Agreement and the transactions contemplated thereunder; The Company shall have not less than $300,000 of cash;
Approval of the increase in authorized capital stock of the Company; and The
Company shall change its name to QT5, Inc.

Q:   What business is conducted by Quicktest?

         A:      Quick Test, incorporated in the state of Delaware, intends to market and sell, under private label, to the "Retail Over the Counter (O.T.C.)
Consumer" A Nicotine Replacement Water Based Beverage, Urine Analysis Drug
Detection products, together with proprietary Human Resource Services to the
Business and Government Markets.

Q:   Are there risks involved in the transaction with Quicktest?

         A:       Yes. After the transaction is completed, our success will be totally dependent on the success of Quicktest. Quicktest is a development stage company and only recently started taking its products to market. There are no assurances that Quicktest's operations will be profitable after the closing of the transaction.

Q:   When do you expect to complete the transaction with Quicktest?

         A:       Within approximately one month after the date of this
Information Statement. As mentioned previously, there are several conditions to the closing of the transaction.

Principal Stockholders
----------------------

         The board of directors of the Company approved the actions on July 16,
2002. At that time and as of the date of this Information Statement, the directors and officers of the Company owned an aggregate of 3,000 shares of
Common Stock of the Company and, accordingly, do not have a substantial interest in the Proposals.

         The following table sets forth information available to the Company, as of July , 2002 with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) any holder of more than five percent
(5%) of the outstanding shares; (ii) the Company's officers and directors; and
(iii) the Company's officers and directors as a group (the table has been prepared based on information provided to the Company by each shareholder):

      Name and Address of           Shares of Common       Percentage (%) of
        Beneficial Owner               Stock Owned           Common Stock
       -------------------             -----------           ------------
John Iannetta (1)                        2,000                     *
Halla Moran (2)                          1,000                     *
Robert Moore      (3)                   76,781                  12.8
William Bossung (4)                    195,135                  32.5
Todd Sanders      (5)                  195,136                  32.5
Global Capital Partners Inc. (6)        69,659                  11.6

All officers and directors as a
group (two (2) persons)                  2,000                     *
* Less than one percent.

(1)  John Iannetta is President and a member of our Board of Directors.  The address for John Iannetta is 3260 North Hayden, Ste 209, Scottsdale,
     Arizona 85251.
(2)  Halla Moran is Secretary and a member of our Board of Directors. The address for Halla Moran is 235 South Camella Street, Anaheim, California
     92804.
(3)  The address for Robert Moore is 2875 E. Patrick Lane Suite G, Las Vegas, NV
     89120
(4)  The address for William Bossung is19100 Von Karman Ave, Ste 450, Irvine,
     California 92612.
(5)  The address for Todd Sanders is 19100 Von Karman Ave, Ste 450, Irvine,
     California 92612
(6)  The address for Global Capital Partners, Inc. is 15105 John J. Delaney
     Drive, #341, Charlotte, North Carolina 28277.

                                  Forward Split

General
-------

         The Board of Directors and holders of a majority of the outstanding
Common Stock of the Company authorized and approved by written consent a Forward
Stock Split of five for one of the Company's outstanding Common Stock (the
"Forward Stock Split") whereby each holder of our Common Stock will receive five shares of our Common Stock for each share of our Common Stock held on the effective date of the Forward Stock Split to effectuate the Merger.

         The intent of the Forward Stock Split is to increase the marketability and liquidity of the Common Stock. The Board of Directors believes that the limited number of shares outstanding limits the marketability of the Common
Stock. However, shareholders are cautioned that there can be no assurance that this will come to pass. Although the Forward Stock Split would not, by itself, impact our assets or business, the Forward Stock Split could result in an increase in the aggregate market value of our equity capital. The Board of
Directors believes that this risk is outweighed by the benefits of the Forward
Stock Split.

Effectiveness
-------------

         The Forward Stock Split will become effective as soon as practicable after the filing with the Secretary of State of the State of Delaware of a
Certificate of Amendment to our Certificate of Incorporation in substantially the form annexed hereto. Upon the effectiveness of the Forward Stock Split, the number of shares of our Common Stock issued and outstanding would be increased to a number that would be equal to the number of shares of our Common Stock issued and outstanding immediately prior to the effectiveness of the Forward
Stock Split, multiplied by five. The actual number of authorized shares of our
Common Stock would not be changed.

         With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior to and subsequent to the Forward Stock Split would remain the same. After the effectiveness of the
Forward Stock Split, we do not anticipate that our financial condition or any aspect of our business would materially change as a result of the Forward Stock
Split.

         Commencing at the close of business, following the filing of the
Forward Stock Split Amendment with the Secretary of State of the State of
Delaware (the "Effective Time"), each stock certificate representing shares of our Common Stock before such date (the "Pre-Effective Stock") would be deemed for all corporate purposes without any action on the part of the shareholders to evidence ownership of the increased number of shares of our Common Stock resulting from the Forward Stock Split (the "Post-Effective Stock"). As soon as practicable after such date, stockholders would be notified as to the effectiveness of the Forward Stock Split and instructed as to how and when to surrender their certificates representing shares of Pre-Effective Stock in exchange for certificates representing shares of Post-Effective Stock. We intend to use American Stock Transfer & Trust Company as our exchange agent in effecting the exchange of certificates following the effectiveness of the
Forward Stock Split.

         The Forward Stock Split alone will increase the number of outstanding shares of Common Stock to approximately 3,000,000 shares.  The number of shares of capital stock authorized by the Certificate of Incorporation will not change as a result of the Forward Stock Split.  The Common Stock issued pursuant to the
Forward Stock Split will be fully paid and non-assessable. The Forward Stock
Split will not alter the voting and other rights that presently characterize the
Common Stock.

Fractional Shares
-----------------

         No fractional shares of our Common Stock will be issued to stockholders as a result of the Forward Stock Split.

                                     Merger

General
-------

         The Company has entered into the Agreement, which sets forth the terms and conditions of a proposed business combination among the Company and
Quicktest. Pursuant to the Agreement, the holders of Quicktest common stock will exchange their shares for shares of the Company's Common Stock, with the Company as the surviving corporation. It is currently anticipated that the consummation of the Merger will occur no sooner than twenty (20) days after the date this
Information Statement is first mailed to our current stockholders.

         Quicktest, incorporated in the state of Delaware, intends to market and sell, under private label, to the "Retail Over the Counter (O.T.C.) Consumer" a
Nicotine Replacement Water Based Beverage, Urine Analysis Drug Detection
products, together with proprietary Human Resource Services to the Business and
Government Markets. The principal executive offices of Quicktest are located at
5655 Lindero Canyon Road, Suite 120, Westlake Village, California 91362, and the
telephone is (866) 508-8378.

Consent Required
----------------

         Approval of the Agreement requires the consent of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at any annual meeting of stockholders as of the Record Date. A majority of the outstanding shares of our Common Stock as of the Record Date, has given its consent to approve the Agreement and the transactions contemplated thereby and accordingly, the requisite stockholder approval was obtained by the execution of the written consent in favor of the Agreement.

Reasons for Approval
--------------------

         The Board of Directors has given careful consideration to the Merger, the existing business operations of Quicktest, the future potential and plans of
Quicktest, the interest of our stockholders, and the risks of the Merger to our existing stockholders. Based on the foregoing considerations, the Board of
Directors, together with the holders of a majority of the outstanding shares of our Common Stock, believe the transactions contemplated by the Agreement, including, but not limited to, the name change, the forward stock split, and increase in authorized shares, are fair and in our best interests.

Terms of the Agreement
----------------------

         The following describes the material terms of the Agreement.
This summary is qualified in its entirety to the full text of the Agreement, which is attached hereto and such Agreement is incorporated into this
Information Statement by reference. You are urged to read the entire Agreement.

Completion of the Merger
------------------------

         The Merger will be consummated and become effective when the articles of merger are filed with the Delaware Secretary of State or at such other time as specified in the articles of merger. The Company and Quicktest anticipate that the Merger will be completed as soon as possible after all of the conditions to the Merger contained in the Agreement are satisfied, or where permissible, waived, or such later time as mutually agreed.

Directors of the Company after the Merger
-----------------------------------------

         As discussed herein as a condition to the Merger we have agreed to appoint certain nominees to our Board of Directors (See Action 5).

Manner and Basis of Converting Shares of Quicktest common stock into our Common Stock
-------------------------------------------------------------------------------------

         Under the terms of the Merger Agreement, upon completion of the Merger, each outstanding share of Quicktest common stock will be converted into the right to receive 1.33 shares of our Common Stock.

         As soon as reasonably practicable after the effective time of the
Merger, the exchange agent will mail to holders of Quicktest common stock, a letter of transmittal and instructions for use in exchanging Quicktest common stock certificates for certificates representing shares of our Common Stock. In addition, as soon as reasonably practicable after the exchange agent receives from holders of Quicktest common stock certificate(s) their respective Quicktest common stock certificate(s), the letter of transmittal and any other documents that are required by the letter of transmittal, they will be entitled to receive the Merger consideration in the form of a certificate or certificates representing the appropriate number of shares of our Common Stock.

         After consummation of the Merger, until surrendered and exchanged, each
Quicktest share certificate will be deemed to evidence the right to receive that number of shares of our Common Stock. We will not pay dividends or other distributions on any shares of our Common Stock to be issued in exchange for
Quicktest common stock certificates that are not surrendered until such
Quicktest common stock certificate is properly surrendered.

Quicktest Appraisal Rights
--------------------------

         Stockholders of Quicktest who have neither voted in favor of the Merger nor consented thereto in writing pursuant to Section 228 of the Delaware General
Corporation Law may be entitled to demand appraisal rights with respect to shares of Quicktest common stock outstanding immediately prior to the effective time of the Merger by properly demanding the "fair value" for such shares in accordance with applicable Delaware law, and accordingly such shares will not be converted into the right to receive our Common Stock, unless the stockholder fails to perfect or withdraw or otherwise loses the right to appraisal rights.
If after the effective time of the Merger, a stockholder fails to perfect or withdraw or loses the right to exercise appraisal rights, each such share of
Quicktest common stock will be treated as if it had been converted as of the effective time into the right to receive the shares of our Common Stock.
Quicktest has agreed to give the Company prompt notice of any demands received for appraisal rights, and we may participate in all negotiations and proceedings with respect to such demands. Quicktest will not be permitted, without our prior written consent, to make any payment with respect to, or settle or offer to settle, any such demands.

Representations and Warranties
------------------------------

         Representations of Quicktest
         ----------------------------

         The Merger Agreement contains representations and warranties of
Quicktest regarding, among other matters:

      *       the corporate organization and existence of Quicktest, including that it has been duly organized, is validly existing and in good standing with the corporate power and authority to own, operate and lease its assets, to perform its obligations under certain material agreements and to carry on its businesses as currently conducted;

      *       the corporate power and authority of Quicktest to execute and deliver the Agreement and related documents and to consummate the
              Merger and other contemplated transactions;

      *       the adoption by Quicktest 's board of directors of a resolution adopting the Agreement and the Merger and recommending approval of the Agreement by the stockholders of Quicktest;

      *       the accuracy of Quicktest's financial reports delivered to the
              Company;

      *       the validity and enforceability of intellectual property owned by
              Quicktest;

      *       the filing and accuracy of Quicktest's tax returns, the lack of pending or threatened proceedings, deficiencies or audits with respect to taxes, and certain related tax matters;

      *       Quicktest's employee benefit plans and related matters, including that such plans have been operated and administered in accordance with applicable law;

      *       the absence of material claims, actions, suits, proceedings and specified judgments, decrees and injunctions;

      *       the stockholder vote required to approve the Agreement and the
              Merger;

      *       the compliance of the Merger Agreement and related documents with
              Quicktest's certificate of incorporation and bylaws, applicable laws, and material agreements, including the absence of events of default or breach thereunder;

Representations of the Company
-------------------------------

         The Agreement contains representations and warranties of the Company regarding, among other matters:

      *       the capitalization of the Company, including the number of shares of capital stock authorized, the number of shares and rights to acquire shares outstanding, and the number of shares reserved for issuance;

      *       the absence of material misstatements or omissions in the
              information provided by the Company in its filings with the SEC and the accuracy and compliance of the Company's financial statements contained therein.

Conduct of Quicktest's Business Before the Completion of the Merger
-------------------------------------------------------------------

         The Agreement contemplates that, until the effective time of the Merger,
Quicktest will operate its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay the debts and taxes when due, pay or perform other obligations when due, and, to the extent consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact Q5's present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving unimpaired Quicktest's goodwill and ongoing businesses. The Agreement also contemplates that, until the effective time of the Merger, Quicktest will not, without the prior written consent of the
Company:

         *        declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in
                  substitution for shares of capital stock, or repurchase,
                  redeem or otherwise acquire, directly or indirectly, any
                  shares of the capital stock (or options, warrants or other rights exercisable therefore) except for repurchases of shares its common stock from its employees in connection with the termination of their employment with Quicktest; provided,
                  however, that Quicktest may issue or authorize the issuance of its securities to the extent that the fully diluted outstanding shares of it's capital stock following such issuance does not exceed 19,000,000 shares;

         *        issue, grant, deliver, or sell any shares of its capital stock or securities convertible into, or subscriptions, rights,
                  warrants or options to acquire, or other agreements or
                  commitments of any character obligating it to issue or purchase any such shares or other convertible securities, or accelerate the vesting of any stock options, except for the issuance of shares of Quicktest common stock upon the exercise or conversion of options, warrants or other rights, or convertible securities outstanding on the date hereof, and except for the grant of additional stock options, warrants, or other convertible
                  securities at a per share exercise price of at least 85% of the fair market value; provided, however, that Quicktest may issue, grant, deliver, or sell any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue or purchase any such shares or other convertible securities, or accelerate the vesting of any stock options to the extent that the fully diluted
                  outstanding shares of Quicktest's capital stock following such issuance shall not exceed 19,000,000 shares of Quicktest Common
                  Stock;

         *        acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to Quicktest's business; provided, however, that Quicktest may acquire, merge into, consolidate with, or purchase the assets of any entity to the extent that the fully diluted outstanding shares of
                  Quicktest's capital stock following such acquisition, merger, consolidation, or asset purchase does not exceed 19,000,000 shares of Quicktest Common Stock;

         *        sell, lease, license or otherwise dispose or agree to do the same with respect to any of its material properties or assets, except properties or assets which are not Intellectual Property and commercial licenses of Quicktest's software in the ordinary course of business and consistent with past practices;

         *        accelerate the vesting schedule of any of the outstanding
                  Quicktest Options or Quicktest common stock;

         *        change its methods of accounting or change its fiscal year; or

         *        take, or agree in writing or otherwise to take, any of the actions described above, or any other action that would prevent
                  Quicktest from performing or cause Quicktest not to perform its covenants hereunder, or any other action not in the ordinary course of Quicktest's business and consistent with past practice.

Conduct of the Company Before Completion of the Merger
------------------------------------------------------

The Merger Agreement contemplates that, until the effective time of the Merger, the Company, will carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due, to pay or perform other obligations when due, and, to the extent consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact the present business organizations, all with the goal of minimizing any liabilities.
The Agreement also contemplates that, until the effective time of the Merger, the Company will not, without the prior written consent of Quicktest:

         *        declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase, redeem or
                  otherwise acquire, directly or indirectly, any shares of the capital stock (or options, warrants or other rights exercisable therefore) except for repurchases of shares of it's Common Stock from employees, in connection with the termination of their employment;

         *        issue, grant, deliver or sell or authorize or propose the
                  issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of  capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating the Company to issue or purchase any such shares or other convertible securities, or accelerate the vesting of any stock options, except for the issuance of shares of Company
                  Common Stock upon the exercise or conversion of those options, warrants or other rights, or convertible securities that are outstanding on the date hereof and set forth on Disclosure
                  Schedule (subject to no more than 3,000,000 shares of Company
                  Common Stock being outstanding as of the effective date of the
                  Merger);

         *        acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

         *        grant any loans to others or purchase debt securities of others or amend the terms of any outstanding loan agreement;

         *        grant any severance or termination pay to any director, officer, employee, or service provider;

         *        adopt any employee benefit plan, or enter into any employment contract, pay or agree to pay any special bonus or special remuneration to any director or employee, or increase the
                  salaries or wage rates of its employees;

         *        make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the
                  limitation period applicable to any claim or assessment in respect of Taxes;

         *        accelerate the vesting schedule of any of the outstanding stock options;

         *        take, or agree in writing or otherwise to take, any of the actions described above, or any other action that would
                  prevent the Company from performing or cause the Company not to perform its covenants hereunder, or any other action not in the ordinary course of the business or inconsistent with past practice.

Reasonable Efforts to Complete the Merger
-----------------------------------------

The Company and Quicktest are required to use reasonable efforts to make all filings required and to use reasonable efforts to take all further actions necessary or desirable to effect the transactions contemplated by the Agreement and the Merger.

Conditions to the Merger
------------------------

The obligations of the Company and Quicktest to complete the Merger are subject to the satisfaction or waiver of the following conditions:

         *        Each party shall have obtained the requisite approval of its shareholders to approve the Merger, and the transactions
                  contemplated hereby.

         *        All approvals from government authorities, including any
                  requisite Blue Sky approvals, which are appropriate or
                  necessary for the consummation of the Merger and the other transactions contemplated, shall have been obtained.

         *        No temporary restraining order, preliminary or permanent
                  injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation  of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the
                  Merger, which makes the consummation of the Merger illegal or otherwise prohibits consummation of the Merger.

         *        No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

                                       10

Conditions to Obligations of Quicktest
--------------------------------------

The obligations of Quicktest to consummate and effect the Merger and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Quicktest:

         *        The representations and warranties of the Company shall be true and correct in all respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and the Company shall have performed and complied in all respects with all covenants and obligations of the
                  Agreement required to be performed and complied with by it as of the Effective Time, except to the extent that any such
                  inaccuracy or noncompliance would not result in a Material
                  Adverse Effect.

         *        Quicktest shall have been provided with a certificate of the
                  Company's Secretary relating to the organization, existence and good standing of Company and the authorization of the
                  Agreement and the transactions contemplated hereby and other customary matters, all in form and substance satisfactory to
                  Quicktest and its counsel.

         *        There shall be no bona fide action, suit, claim or proceeding of any nature pending against the Company, their respective properties or any of their officers or directors, arising out of, or in any way connected with, the Merger or the other
                  transactions contemplated by the terms of this Agreement that would reasonably be expected to have a Material Adverse Effect.

         *        As of the Closing Date, the Company's cash balance shall be at least $300,000.

         *        The outstanding shares of the Company's Common Stock shall not exceed 3,000,000 shares.

         *        Quicktest shall have received from the Company written
                  resignations from all of the officers and directors of the
                  Company; such resignations to be effective upon the Closing.
                  The Company shall have taken any and all necessary steps, as determined by Quicktest in its sole discretion, to insure the election of Quicktest's nominees to the Company's Board of
                  Directors, and the appointment of Quicktest's nominees as
                  officers of the Company, including but not limited to, the amendment of the Certificate of Incorporation and Bylaws of the
                  Company, such elections and appointments to be effective upon the Closing.

         *        Prior to the Closing, the Company shall only have one class of stock outstanding, being the Common Stock.

Conditions to the Obligations of the Company.
--------------------------------------------

The obligations of the Company to consummate and effect the Agreement and the transactions contemplated thereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

         *        The representations and warranties of Quicktest shall be true and correct in all respects on and as of the Effective Time as though such representations and warranties were made on and as of the Effective Time and Quicktest shall have performed and complied in all respects with all covenants and obligations of this Agreement required to be performed and complied with by them as of the Effective Time except to the extent that any such non-compliance or inaccuracy would not result in a Material
                  Adverse Effect.

         *        There shall not have occurred any event or condition of any character that has had or is reasonably likely to have a
                  Material Adverse Effect.

         *        The Company shall have been provided with a certificate of
                  Quicktest's Secretary relating to the organization, existence and good standing of Quicktest and the authorization of the
                  Agreement and the transactions contemplated thereby and other customary matters, including certification that 95% of the voting securities of Quicktest shall have approved the Merger, all in form and substance satisfactory to the Company and its counsel.

         *        There shall be no bona fide action, suit, claim or proceeding of any nature pending against the Company, their respective properties or any of their officers or directors, arising out of, or in any way connected with, the Merger or the other
                  transactions contemplated by the terms of the Agreement that would reasonably be expected to have a Material Adverse Effect.

         *        The forward stock split shall have been effectuated.

                                       11

Termination of the Agreement
----------------------------

The Agreement is subject to termination prior to the effective time of the Merger:

         *        by mutual consent;

         *        by either party if it is not in material breach of its
                  obligations under the Agreement;

         *        by either party if an event having a Material Adverse Effect shall have occurred after the date of the Agreement;

         *        by either party if the other party fails to obtain approval of the Merger;

         *        by Quicktest if there is an action pending or threatened against the Company by the OTC BB with respect to any intention to delist the Company's Common Stock.

         *        by either party in the event that such other party is the subject of any litigation, claim, suit, action or proceeding, or to such party's Knowledge is aware of the threat of such litigation, claim, suit, action or proceeding, the subject of which are the transactions contemplated in the Agreement.

Change of Control
-----------------

The merger of the Company and Quicktest will result in a change of control of the Company with the stockholders and management of Quicktest acquiring
25,000,000 shares of the Company's Common Stock out of a then total of
28,000,000 shares of Common Stock. It is currently anticipated that the consummation of the Merger will occur no sooner than twenty (20) days after the date this Information Statement is first mailed to our current stockholders.

Due to the issuance of the Merger Consideration and the change in the directors of the Company, both of which will become effective on the date of the consummation of the Merger, which is currently expected to occur no sooner than twenty (20) days after the date this Information Statement is first mailed to our stockholders, a change in control of the Company will occur on the date of such consummation.

Dissenters' Rights of Appraisal.
-------------------------------

There are no dissenters' rights of appraisal applicable to the Agreement or the closing of the Merger.

Tax Aspects of the Merger
-------------------------

The proposed Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the Merger qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either party as a result of the Merger. There will not be any material tax effects on any party's existing stockholders as a result of the Merger. However, neither the Company nor Quicktest has requested a tax ruling from the Internal
Revenue Service with respect to the Merger. Accordingly, no assurance can be given that the Merger will qualify as a tax-free reorganization. If the Merger does not qualify for tax free treatment, the Quicktest stockholder will be deemed to have sold his shares for Company Common Stock and be taxed on the difference between his basis in Quicktest common stock and the value of the
Company Common Stock. The Company stockholders should have no tax affect since they are not receiving any new shares.

Restricted Nature of Securities.
-------------------------------

The shares of the Company's common stock to be issued to the Quicktest stockholders in connection with the Merger will not be registered under the
Securities Act of 1933, as amended (the "Securities Act"), and will be deemed
"restricted securities" as that term is defined in Rule 144 promulgated by the
Securities and Exchange Commission under the Securities Act. Accordingly, such shares will be issued in reliance on the exemption from such registration requirements provided by the Securities Act. Such shares will be "restricted securities," and the certificate will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom.

                                       12

                              FINANCIAL STATEMENTS

What follows are audited financials statements of QuickTest 5, Inc. through the end of their fiscal year ended June 30, 2002.

                           Independent Auditors Report

Shareholders
QuickTest 5, Inc.
5655 Lindero Canyon Road, Suite 120
Westlake Village, CA 91362-4043

We have audited the accompanying balance sheet of QuickTest 5, Inc. as of June
30, 2002, and the related statements of operations, stockholders' equity, and cash flows for the fiscal then year ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of QuickTest 5, Inc. at June 30, 2002, and the results of its operations and its cash flows for the fiscal year then ended in conformity with generally accepted accounting principles.

The accompanying financials have been prepared assuming that QuickTest 5, Inc.
will continue as a going concern. As discussed in Note 5 to the financial statements, QuickTest 5, Inc. has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about the company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Costa Mesa, California                                    Hoffski & Pisano, CPAs
August 20, 2002

                                QuickTest 5, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                  June 30, 2002

                                     ASSETS

CURRENT ASSETS
     Cash                                               $  62,391.
                                                        ------------

         Total Current Assets                           $  62,391.

FIXED ASSETS
     Property and Equipment, net of
     accumulated depreciation of $6,669                 $  14,758.
                                                        ------------

         Total Property and Equipment                   $  14,758.

OTHER ASSETS
     Prepaid Royalties                                  $      30.
     Deposits                                               8,107.
     Patent, net of accumulated amortization
     of $0                                                     10.
                                                        ------------

         Total Other Assets                             $   8,147.
                                                        ------------

         TOTAL ASSETS                                   $  85,296.
                                                        ============

    The accompanying notes are an integral part of the financial statements.

                                      F-1

                                QuickTest 5, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                  June 30, 2002

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable                                   $ 139,428.
                                                        ------------

         Total Current Liabilities                      $ 139,428.

STOCKHOLDERS' EQUITY
     Common Stock, 100,000,000 shares
     authorized at $.0001 par value;
     13,801,500 shares issued and outstanding           $   1,380.
     Additional Paid in Capital                           630,601.
     Retained Earnings                                   (686,113.)
                                                        ------------

         Total Stockholders' Equity                     $ (54,132.)
                                                        ------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $  85,296.
                                                        ============

    The accompanying notes are an integral part of the financial statements.

                                      F-2

                                QuickTest 5, Inc.
                          (A Development Stage Company)
                               Statement of Income
                     For the Fiscal Year Ended June 30, 2002

Revenue                                                  $  13,718.

Direct Costs                                                24,604.
                                                         -------------

         GROSS PROFIT                                      (10,886.)

Operating Expenses                                         603,732.
                                                         -------------

         OPERATING INCOME                                 (614,618.)

Other Income/(Expense)                                          -
                                                         -------------

         INCOME BEFORE PROVISION FOR INCOME TAX           (614,618.)

Provision for Income Tax                                        -
                                                         -------------

         NET INCOME                                      $ (614,618.).
                                                         =============

    The accompanying notes are an integral part of the financial statements.

                                      F-3

                                QuickTest 5, Inc.
                          (A Development Stage Company)
                        Statement of Stockholders' Equity
                     For the Fiscal Year Ended June 30, 2002

                                                    Additional
                                      Common           Paid           Retained
                                       Stock         in Capital       Earnings         Total
                                   --------------   ------------    -------------   ------------

Balance as of July 1, 2001          $   590.         $     -         $  (82,193.)     $ (81,603.)

Adjustments                             790.          630,601.           10,698.        642,089.

Net Income                                                             (614,618.)      (614,618.)
                                   --------------   ------------    -------------   ------------

Balance as of June 30, 2002         $ 1,380.         $630,601.      $  (686,113.)     $ (54,132.)
                                   ==============   =============   =============   =============

    The accompanying notes are an integral part of the financial statements.

                                      F-4

                                QuickTest 5, Inc.
                          (A Development Stage Company)
                             Statement of Cash Flows
                     For the Fiscal Year Ended June 30, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Income                                              $  (614,618.)
     Adjustments to Reconcile Net Income to Net
     Cash Provided By Operating Activities:
     Depreciation                                                  1,869.
           (Increase)/Decrease in Prepaid Royalties                  (30.)
         (Increase)/Decrease in Deposits                          (8,107.)
         Increase/(Decrease) in Trade Accounts Payable           139,428.
Increase/(Decrease) in Shareholder Loans Payable                 (78,695.)
                                                                ------------

         Net Cash Used for Operating Activities              $   (560,153.)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of Patent                                      $        (10.)
     Purchase of Property and Equipment                            (9,427.)
                                                                -------------

         Net Cash Used for Investing Activities              $      (9,437.)

CASH FLOWS FROM FINANCING ACTIVITIES
     Increase in Capital Stock                               $         380.
     Increase in Additional Paid in Capital                        630,601.
                                                                --------------

         Net Cash Provided by Financing Activities           $     630,981.
                                                                --------------

         Net Increase in Cash                                $      61,391.

         CASH AT July 1, 2001                                        1,000.
                                                                --------------

         CASH AT June 30, 2002                               $      62,391
                                                                ==============

    The accompanying notes are an integral part of the financial statements.

                                      F-5

                                QUICKTEST 5, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

NOTE 1 - ACCOUNTING POLICIES AND NATURE OF BUSINESS
---------------------------------------------------

Development Stage Company

QuickTest 5, Inc. (Company) was incorporated on May 15, 1999 in Delaware. The company is a Development Stage Company primarily engaged in the research and development of drug testing devices.

The Company's continued existence as a going concern is ultimately dependent upon its success in developing effective marketing strategies to customers in a competitive market coupled with faster service and a variety of options.

For the fiscal year ended June 30, 2002, there was $13,718 of sales revenue and more than $780,000 of capital contributed by management and investors for future operations.

Income Taxes

The Company accounts for income taxes under the provisions of Statements of
Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes".
SFAS 109 requires a company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in a company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About
Fair Value of Financial Instruments, requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. Financial instruments are generally defined by SFAS
No. 107 as cash, evidence of ownership interest in equity or a contractual obligation that both conveys to one entity a right to receive cash or other financial instruments from another entity and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity.
As of June 30, 2002, management believes that the carrying amount of cash and accounts payable approximate fair value because of the short maturity value of these financial instruments.

                                      F-6

                                QUICKTEST 5, INC.
                          (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------

Fixed Assets and Depreciation

Computer Equipment, Software, and Furniture & Fixtures are stated at cost. The useful lives of the assets range from 3 to 7 years. At the time assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the respective accounts and the resulting gain or loss is credited to or charged against income. Depreciation for financial reporting purposes is calculated by the straight-line method over the estimated useful lives of the assets. The Modified Accelerated Cost Recovery System (MACRS) method is used for income tax purposes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

NOTE 2 - INCOME TAXES
---------------------

No provision has been made for Federal Income Tax due to the current operating loss. In addition, the Company has a net operating loss carryover of $71,495 which expires approximately equally in the years ending June 30, 2015 and June
30, 2016.

The Company qualified to do business in California effective April 9, 2002.
Although a foreign corporation, it is subject to California tax on operations within the state and is subject to the annual minimum tax of $800. However, the
Company is not subject to the minimum tax for its first taxable year after qualifying to do business in California.

NOTE 3 - PROPERTY & EQUIPMENT
-----------------------------

Property and equipment consist of the following:

        Furniture and Fixtures                 $  1,807.
        Computer Equipment                       14,867.
        Computer Software                         4,753.
        Less: accumulated depreciation           (6,669.)
                                               ----------

                                               $ 14,758.
                                               ==========

                                      F-7

                                QUICKTEST 5, INC.
                          (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2002

NOTE 4 - PATENT
---------------

On April 7, 2002 the Company acquired the rights to a patent pertaining to certain new and significant improvements to a Nicotine Beverage. In consideration thereof, the Company issued 100,000 shares of its $.0001 par value stock, valued at par. The cost of the patent is being amortized over the patent's remaining useful life of 17 years. In addition, the Company agreed to pay original patent holder royalties of $1.20 per case, quarterly, for every case sold (24 bottles) of the Company's products which utilize the patent. In
June, the Company prepaid royalties through the issuance of 300,000 shares of its stock valued at par.

NOTE 5 - GOING CONCERN
----------------------

The Company has incurred recurring losses from operations since inception, and as of June 30, 2002, the current liabilities exceeded its current assets by
$77,000 and its total liabilities exceed its total assets by $54,000. Its only current source of cash is from the sale of additional stock. As a result, there is substantial doubt about the Company's ability to continue as a going concern.
Management has indicated that there will be a number of new product lines entering the market within the next 6 months, which should create a source of revenue. Management believes that these products will have a significant effect on future profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                                      F-8

                             Capital Stock Increase

The Board of Directors and holders of a majority of the outstanding Common Stock of the Company authorized and approved by written consent an amendment of the
Certificate of Incorporation of the Company to increase the total amount of the
Company's authorized Common Stock, from 25,000,000 shares to 100,000,000 shares
(the "Capital Stock Increase"). This increase will be effected pursuant to an amendment of the Company's Certificate of Incorporation (the "Amendment"). A
copy of the Amendment is attached . The Amendment will be filed with the Delaware Secretary of State as soon as reasonably practicable as allowed pursuant to applicable laws.

The Capital Stock Increase, if it occurs, may affect any given stockholder's proportionate equity interest in the Company, but will not affect the relative rights, preferences, privileges or priorities of any stockholder.

Effect of Increase in Total Authorized Common Stock of the Company
------------------------------------------------------------------

The principal effect of the Stock Increase will be to increase the total amount of authorized Common Stock of the Company from 25,000,000 shares to
100,000,000 shares. The respective voting rights and other rights that accompany the Common Stock will not be altered by the increase, and the par value of the
Common Stock will remain at $0.15 per share. The Board of Directors, in connection with the Merger, agreed to issue an aggregate of approximately
25,000,000 shares of Common Stock (post split), such issuances facilitated the need to increase the number of authorized shares of Common Stock. Consequently, the Board of Directors effectively will have the authority to issue 72,000,000 more shares of Common Stock than it had the authority to issue prior to the
Capital Stock Increase. After giving effect to the Capital Stock Increase, the number of outstanding shares of Common Stock (as of the Record Date) would remain the same but the number of shares of Common Stock which would be available for issuance by the Company would increase to 72,000,000 shares.

All authorized but unissued shares of Common Stock will be available for issuance from time to time for any proper purpose approved by the Board of
Directors including the financing of future operations (including issuances in connection with stock-based employee benefit plans, stock splits or dividends and issuances to raise capital or effect acquisitions).

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

Reasons for the Capital Stock Increase
--------------------------------------

The Agreement pursuant to which the Company merges with Quicktest obligates the
Company to increase its authorized shares of common stock.

The Board of Directors believes it will be beneficial to the Company to authorize additional common stock, in order to position the Company to take advantage of future opportunities for the issuance of equity securities in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth, and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of stockholders to consider any specific issuance. The additional authorized shares of common stock could be issued in public or private offerings in order to raise capital for various purposes. Authorized shares may be issued at such times, to such persons, and for such consideration as the Board of Directors determines at the time to be in the best interests of the Company, without further authorization from the Stockholders, subject to the listing rules of any securities exchange or automated quotation system to which the Company's common stock may be subject at any time in the future.

The authorization of additional shares of common stock will not, by itself, have any effect on the right of holders of existing shares of common stock. Any new shares of common stock, when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

The Capital Stock Increase, may affect any given stockholder's proportionate equity interest in the Company, but will not affect the relative rights, preferences, privileges or priorities of any stockholder.

                                       13

                                   Name Change

Reasons for the Name Change
---------------------------

The Company's Board of Directors agreed to change the name of the Company in connection with the closing of the Merger and believe that the change of the
Company's name is desirable in view of the change in the character and strategic focus of the Company's business resulting from the Merger described below herein.

The change in corporate name will not affect the status of the Company or the rights of any stockholder in any respect, or the validity or transferability of stock certificates presently outstanding. The Company's stockholders will not be required to exchange stock certificates to reflect the new name. If a stockholder's shares of common stock are represented currently by a physical certificate, that certificate will continue to represent such stockholder's ownership of such shares.

In connection with the name change, the Company intends to apply for a new trading symbol. The trading symbol will become effective as soon as practicable after the effective date of the action.

                                   Directors

In accordance with the terms of the Agreement, the current directors of the
Company have agreed to tender their resignation and to appoint nominees of
Quicktest to the Board of Directors. Quicktest has nominated Timothy J. Owens,
Steven H. Reder, and Michael Kessler to serve on the Board of Directors. The individuals, when elected, will serve until the next annual stockholders'
meeting and until their successors are duly elected and qualified. Certain persons who own in excess of a majority of our outstanding voting securities have agreed to vote in favor of all of the proposals, which include the election of these persons to the Board of Directors. Biographical information on the nominees is set forth below.

Board of Directors and Officers
-------------------------------

Name                               Age                   Position
------------------------------------------------------------------------------

Timothy J. Owens                   47                 Director, CEO, CFO

Steven H. Reder                    44                 President, Secretary

Michael Kessler                    46                 Vice President

Mr. Timothy J. Owens
--------------------

For the past 21 years, Mr. Owens has operated a financial consulting firm,
Timothy J. Owens and Associates, both in Washington State and California. Since
1994, Mr. Owens has used the proceeds of his successful financial services practice to fund product development for business and Human Resource (H.R.)
automation and delivery. Mr. Owens' received his Masters of Science Degree in
Finance from La Salle University, Louisiana. Mr. Owens' also received letters of academic excellence in engineering from President Gerald R. Ford and President
James Carter in 1976 and 1978.

Steven Reder
------------

Mr. Reder has over 18 years experience in manufacturing as the Vice President of finance. Along with other achievements, he developed many innovative new directions for Delta Lithograph Co, a Bertlesmann Company. He was responsible for acquisitions along with generating investment inquiries. He set up company annual budgets as well as a proprietary budget system for all cost centers. In
1994, Mr. Reder was presented with the opportunity to take over a company from that was being reposed from the IRS. He took this company from bankruptcy to profitable status within one year Mr. Reder recently sold this company to join
Quicktest.

Michael Kessler
---------------

Mr. Kessler has over 25 years experience in clinical research, executive level marketing, merchandising, retail site development, public relations, and product development. He was in charge of General Nutrition Centers Corporate Marketing and Research Division, Vice President of Marketing for Diet Centers, and
Executive Vice President of American Health & Diet Corporation and the Executive
Vice President of Sales and Marketing for Omni Nutraceuticals.

Special Note Regarding Forward-Looking Statements.
-------------------------------------------------

This Information Statement contains certain forward-looking statements with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock and other matters. Statements in this Information Statement that are not historical facts are hereby identified as "forward-looking statements.' Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, wherever they occur in this
Information Statement, are necessarily estimates reflecting the best judgment of the management of the Company and Quicktest and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement. Words such as
`estimate', `project', `acquisition', `intend', `expect', `believe' and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this
Information Statement. The Company's stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

                                       14